Putnam
Diversified
Equity
Trust

SEMIANNUAL REPORT
August 31, 1996

[LOGO * BOSTON * LONDON * TOKYO]



Fund highlights

*Putnam Diversified Equity Trust is a broadly diversified growth fund that may invest up to 45% of its assets overseas. Because of this, Lipper Analytical Services has placed the fund in its global category. As of September 30, 1996, the fund's class A shares ranked in the top 8% for 1-year performance and in the top 10% for 2 years among its global fund counterparts, ranking 12 out of 151 funds and 11 out of 115, respectively.*

* "At Putnam, we take a 'truth-in-advertising' approach to defining our funds. And Putnam Diversified Equity Trust is proof positive of that approach. The original purpose of the fund was to provide shareholders with a sound means of pursuing capital appreciation while providing some insulation from the impact of broad economic and market movements at home and abroad by investing in three complementary stock sectors -- domestic growth, domestic value, and international. I believe the fund has stayed true to its form quite successfully, as evidenced by its performance since inception."

                        -- David L. King, Lead Portfolio Manager
      CONTENTS
 4    Report from Putnam Management
10    Fund performance summary
14    Portfolio holdings
25    Financial statements

*Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. The fund's class B shares ranked 16 out of 151 and 12 out of 115 global funds for the 1- and 2-year periods ended September 30, 1996, and the fund's class M shares ranked 14 out of 151 for the 1-year period. These shares were not ranked over longer periods. Past performance is not indicative of future results.



From the Chairman

(copyright) Karsh, Ottawa

Dear Shareholder:

Since its introduction just over two years ago, Putnam Diversified Equity Trust has grown steadily in both assets under management and its shareholder base. Many investors, it would seem, are willing to forgo the prospect of greater growth -- and sharper downswings during market declines -- in favor of relative stability of net asset value.

Your fund's diversification, which cuts across virtually the entire spectrum of domestic and international stocks, is the cornerstone of its strategy. Choosing from such a vast array of investments takes skill and resources that your fund's management team, backed by Putnam's extensive global equity research capability, is well equipped to handle.

In the report that follows, your fund's managers discuss performance during the first half of fiscal 1997 and provide their insights on prospects for the second half.

Respectfully yours,

/S/ George Putnam

George Putnam

Chairman of the Trustees

October 16, 1996



Report from the Fund Managers
David L. King, Lead Manager
John K. Storkerson
Charles H. Swanberg

Putnam Diversified Equity Trust fared well during the six months ended August 31, 1996, a period characterized by increasing investor uncertainty and market volatility in the United States as well as generally low short-term interest rates and the prospect of economic recovery abroad. While market forces caused domestic growth, domestic value, and foreign stocks to rotate in and out of favor during the semiannual period, your fund's trisector strategy enabled it to take advantage of the most promising opportunities in each sector. As a result, the fund's class A shares produced a respectable total return at net asset value. Full performance details can be found on page 10 of this report.

Because we consider current volatility levels in the U.S. markets likely to continue over the near term, we recently decided to allocate all of the fund's new cash flow into the international segment, or "sleeve." This has changed the portfolio's asset allocation slightly; instead of its habitual one-third allocation to each of the three portfolio sleeves, approximately 38.3% of assets are now positioned in the international sleeve, with 32.5% and 29.2% in value and growth, respectively.

*RETAIL AND REAL ESTATE PROVE THEIR WORTH IN VALUE SEGMENT

In the value sleeve, we focus on companies that we believe are currently undervalued or misunderstood by the marketplace but appear to offer potential for attractive earnings growth over time. We do this on a stock-by-stock basis; yet it is not uncommon for themes to emerge as a result. For example, with two years of weak price performance behind them and significant positive change occurring internally, many of the sleeve's retail stocks had their long-awaited day in the sun during the six-month period. The most notable performers included Kmart and Dayton Hudson Corporation.

Automotive-related issues turned in respectable performances as well. Varity Corporation, a manufacturer of automotive brake systems, recently completed a merger with Lucas Industries, another brake manufacturer, based in the United Kingdom. Varity, which the fund has held for some time, appreciated handsomely as a result. While Varity and other stocks discussed in this report were viewed favorably at period's end, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

The real estate sector also presented attractive value early in the period and has since proved its worth. Several real estate investment trust (REIT) holdings performed exceptionally well, particularly during the sharp correction in the stock market in July. Meditrust, Equity Residential Properties Trust, and Nationwide Health Properties were investments that enjoyed substantial increases in total return.

Additionally, the consolidation and merger activity within the banking industry has been generally positive for the sleeve's bank stocks, with Fleet Financial Group and NationsBank contributing to performance. Drug-related stocks also performed well. Warner-Lambert, a broadly diversified company with a pharmaceutical branch, stood out as a star performer, benefiting from its upcoming rollout of an insulin-receptivity drug and a cholesterol-reducing agent. Finally, it is important to note that by conducting comprehensive research, we are able to find value in any sector of the market, including technology, which is not traditionally thought of as value driven. A fine example is Intel, a leader in the semiconductor industry. We purchased shares last year when its price dipped as a result of general concerns surrounding the technology sector. The fund has since benefited from the stock's rebound.


[GRAPHIC OMITTED: worm chart]

ACTIVE TEAM MANAGEMENT HELPS FUND OUTPERFORM

Starting value                                                 (ending total)
                                      Fund's class A shares at NAV     41,65%
    Blended Putnam Index (1/3 growth, 1/3 value, 1/3 international)    40.70%
                                      Fund's class A shares at POP     33.48%

(plot points for 10-year total return mountain chart)

Date/year   Fund at POP    Blended Index      Fund at NAV
---------  ------------  ------------------  ------------
7/1/94            0.00           0.00            0.00
9/30/94          -1.66           3.27            4.35
12/31/94         -3.54           2.92            2.36
3/31/95           0.35          10.33            6.48
6/30/95           8.46          17.90           15.09
9/30/96          18.46          25.99           25.71
12/31/95         24.29          32.88           31.90
3/31/96          31.50          39.06           39.55
6/30/96          37.43          44.31           45.84
8/31/96          33.48          40.70           41.65

Footnote reads:
*Performance is shown for the fund's class A shares at NAV and POP as of August 31, 1996. Performance for other share classes will differ. Performance represents past results and is not indicative of future returns. The blended Putnam proprietary index combines, in equal proportions, the S&P Barra Growth Index and Value Index (two capitalization-weighted indexes of stocks in the S&P 500(registered trademark) with high and low price-to-book ratios, respectively) and the Europe, Australia, and Far East (EAFE) component of the Morgan Stanley Capital International World Index (described on p. 12). All three are unmanaged indexes used as a general gauge of market performance. Securities in the indexes do not match those in the fund and index performance will vary over time.



NICHE PLAYERS, DEFENSIVE HOLDINGS HELP GROWTH SECTOR WEATHER
SUMMER'S VOLATILITY

The dramatic drop in the U.S. stock market during July adversely affected many stocks, particularly those of the fast-growing companies in which your fund's growth sleeve typically invests. Nevertheless, timely profit taking enabled many growth holdings to make substantial contributions to the fund's total return. Networking stocks and software technology companies played key roles, with Cisco Systems and Cascade Communications among the most attractive holdings. Others included Microsoft, Rational Software, Ascend Communications, and Parametric Technology. Some of the stocks we highlighted in the February annual report, such as America On line and U.S. Robotics, were sold at considerable profit, just prior to their price declines this summer. We've also had success with select companies in the financial, specialty retailing, and office products sectors.

In response to growing economic uncertainty, we've taken on a slightly more defensive tone, building the sleeve's exposure to health-care and consumer growth companies. We believe many medical device makers and industry-leading pharmaceutical giants stand to benefit from continued strong demand as investors migrate toward companies exhibiting the potential for predictable earnings growth. Medtronic, Johnson & Johnson, and Pfizer have been solid performers and possess further appreciation potential. Additionally, we've added a few large consumer nondurable names, such as Gillette, Newell Co., and PepsiCo.

*ON INTERNATIONAL FRONT, EUROPEAN STRENGTH CONTINUES AS JAPANESE RECOVERY GETS UNDER WAY
The backdrop for investing overseas remained generally favorable throughout the period. As we had anticipated, European markets performed well. Economic growth is clearly improving in some areas, such as Germany and the Netherlands, while showing hopeful signs of recovery in others, such as France. The trend toward corporate restructuring and reducing costs has taken hold across the Continent, setting the stage for solid profit growth and an enhanced ability to compete worldwide in the years ahead. Furthermore, the percolating demand for European stocks among institutional investors is gradually becoming a dynamic force in the markets.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

Thermo Electron Corp.
Energy-related

Intel Corp.
Semiconductors

Melville Corp.
Retailing

Magna International Class A
Automotive

Microsoft Corp.
Computer software

Dayton Hudson Corp.
Retailing

Computer Associates International Inc.
Computer software

General Signal Corp.
Basic industrial production

Times Mirror Co. Class A
Publishing

Varity Corp.
Automotive brake manufacturing

Footnote reads:
These holdings represent 9.7% of the fund's assets as of 8/31/96.
Portfolio holdings will vary over time.


We have maintained a high weighting in European stocks, with major commitments to companies in the Netherlands, Sweden, Switzerland, Ireland, and Germany. We have slightly increased the fund's exposure to the United Kingdom, buying stocks when prices have dipped because of uncertainty about next year's elections. In France, we have held fairly steady; should we see some profit improvement and renewed investor confidence, we would consider adding positions in that market.

Because we search primarily for companies that offer attractive underlying values, we have been able to take advantage of promising opportunities among both growth- and value-oriented stocks. Noteworthy European holdings in the growth arena include Gucci, a high-end retailing organization, and Getronics, a computer software integration company. Some top-performing value stocks, on the other hand, included Bayer (Germany), a broad-based chemical/pharmaceutical firm, and ABN AMRO (the Netherlands), a prospering Dutch bank with growing representation in the United States.

In Japan, official policy to achieve a much weaker currency seems to have been successful thus far, and the continued recovery took the Japanese stock market to levels not seen in more than two years. The persistent weakness of the yen relative to the dollar has provided a significant boost to many of the fund's Japanese holdings having an international presence, including Sharp, a leading manufacturer of consumer electronic products, and Ito Yokado, a broadly diversified retailer and parent company of the 7-Eleven store chain. With 24% of the international segment invested in Japan, it remains the sleeve's largest single-country weighting.

We remain positive on Hong Kong because we believe it retains appeal on a valuation basis and continues to be one of the stronger growth markets in the region. We maintain a fairly nominal position in the overextended Singapore and Malaysian markets and have begun to rebuild a stake in Latin American markets upon witnessing a resumption of long-term capital investment and better bond market performance.

In the currency arena, having anticipated the dollar's current strength, we consequently maintained hedges against the Japanese yen, French franc, German deutschemark, and Dutch guilder. Employed more as a means of protecting the fund's assets against adverse fluctuations in currencies than as a speculative money-making scheme, the hedges provided solid support to the international sleeve's performance during the period.

*OUTLOOK: ATTRACTIVE POTENTIAL FOR EQUITIES CONTINUES IN ALL THREE
SECTORS

In managing your fund, we work together with Putnam's highly trained research analysts and traders in our efforts to identify the most promising investments in each sector. We expect increasing global competition to keep a tight rein on inflation and interest rates around the world, although we may experience bouts of volatility suggesting the contrary. The restructuring and efficiency moves undertaken by corporate America over the past decade have clearly become global initiatives, creating what we believe to be a positive backdrop for your fund's complementary styles of investing.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/96, there is no guarantee the fund will continue to hold these securities in the future. Investing in non-U.S. securities may be subject to certain risks associated with currency fluctuations, economic instability, and political developments.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Diversified Equity Trust is designed for investors seeking capital appreciation through a diversified portfolio consisting primarily of domestic growth, domestic value, and international stocks.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 8/31/96

                     Class A       Class B          Class M
(inception date)    (7/1/94)       (7/1/94)         (7/3/95)
                  NAV     POP     NAV    CDSC     NAV      POP
---------------------------------------------------------------
6 months         4.17%  -1.80%   3.92%  -1.08%   4.00%    0.35%
---------------------------------------------------------------
1 year          16.17    9.50   15.69   10.69   15.89    11.88
---------------------------------------------------------------
Life of class   41.64   33.48   40.24   37.24   22.66    18.41
Annual average  17.40   14.23   16.87   15.71   19.07    15.54
---------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/96

                                   Standard
                                   & Poor's          MSCI
                                  500 Index          EAFE
----------------------------------------------------------------
6 months                            2.92%            0.93%
----------------------------------------------------------------
1 year                             18.70             7.87
----------------------------------------------------------------
Life of class A and class B        54.25            12.04
Annual average                     22.11             5.37
----------------------------------------------------------------
Life of class M                    22.43            10.21
Annual average                     18.88             8.65
----------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most current calendar quarter)

                      Class A         Class B          Class M
                   NAV      POP     NAV     CDSC     NAV      POP
-------------------------------------------------------------------
6 months          7.07%    0.92%   6.84%    1.84%   6.90%    3.16%
-------------------------------------------------------------------
1 year           18.86    12.03   18.30    13.30   18.59    14.40
-------------------------------------------------------------------
Life of class    49.42    40.80   47.87    44.87   29.41    24.93
Annual average   19.54    16.43   18.99    17.91   22.90    19.49
-------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 8/31/96
                              Class A       Class B       Class M
--------------------------------------------------------------------
Distributions (number)          --            --             --
--------------------------------------------------------------------
The fund pays distributions
annually, in December.
--------------------------------------------------------------------
Share value:            NAV       POP       NAV       NAV       POP
--------------------------------------------------------------------
2/29/96              $11.02    $11.69    $10.97    $11.01    $11.41
--------------------------------------------------------------------
8/31/96               11.48     12.18     11.40     11.45     11.87
--------------------------------------------------------------------

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks whose performance assumes reinvestment of all distributions. It is frequently used as a general measure of stock market performance

MSCI Europe, Australia, and Far East (EAFE) component of Morgan Stanley Capital International (MSCI) World Index is an unmanaged list of approximately 1,045 equity securities originating in 18 countries listed on the stock exchanges of Europe, Australia, and the Far East, with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes. Because the fund is a managed portfolio investing in a wide variety of foreign securities, the securities it owns will not match those in the index.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [DOUBLE CROSS]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS [SECTION START]

Putnam money market funds: **

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts ++

*               Formerly Natural Resources Fund

+               Formerly Overseas Growth Fund

++              Not available in all states.

[SECTION START] Relative to above.
** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[DOUBLE CROSS]  Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.




Portfolio of investments owned
August 31, 1996 (Unaudited)

COMMON STOCKS  (98.3%) *
NUMBER OF SHARES                                                                       VALUE

Advertising  (0.4%)
------------------------------------------------------------------------------------------------
           32,186  Omnicom Group, Inc.                                                 1,460,426
            1,200  Outdoor Systems, Inc. +                                                50,700
                                                                                    ------------
                                                                                       1,511,126

Aerospace and Defense  (1.7%)
------------------------------------------------------------------------------------------------
           35,600  Lockheed Martin Corp.                                               2,994,850
           41,100  Northrop Grumman Corp.                                              2,948,925
                                                                                    ------------
                                                                                       5,943,775

Airlines  (0.5%)
------------------------------------------------------------------------------------------------
           24,150  K.L.M.-Royal Dutch Airlines (Netherlands)                             664,452
           55,000  Singapore Airlines Ltd. (Singapore)                                   582,859
           92,000  Swire Pacific Ltd. Class A (Hong Kong)                                818,029
                                                                                    ------------
                                                                                       2,065,340

Apparel  (0.4%)
------------------------------------------------------------------------------------------------
           21,400  Gucci Group (Netherlands)                                           1,423,100

Appliances  (1.0%)
------------------------------------------------------------------------------------------------
           18,660  Electrolux AB (Sweden)                                              1,084,114
           50,500  Whirlpool Corp.                                                     2,474,500
                                                                                    ------------
                                                                                       3,558,614

Automobiles  (0.5%)
------------------------------------------------------------------------------------------------
            2,800  Bayerische Motoren Werke (BMW) AG (Germany)                         1,621,053

Automotive  (3.1%)
------------------------------------------------------------------------------------------------
           15,500  Autoliv AB (Sweden)                                                   511,076
           49,600  General Motors Corp.                                                2,467,600
           71,700  Magna International, Inc. Class A (Canada)                          3,459,525
          137,000  Mitsubishi Motors Corp. (Japan)                                     1,114,721
            6,000  Peugeot Citroen S.A. (France) +                                       686,363
           61,700  Varity Corp. +                                                      3,100,425
                                                                                    ------------
                                                                                      11,339,710

Banks  (5.4%)
------------------------------------------------------------------------------------------------
          107,000  Ahmanson (H.F.) & Co.                                               2,701,750
          207,829  Allied Irish Banks PLC (Ireland)                                    1,166,487
              800  Baer Holdings AG (Switzerland)                                        886,818
           14,590  Banco de Bilbao Vizcaya (Spain)                                       612,771
           57,296  Bank of Ireland (Ireland)                                             417,041
           39,000  Bankers Trust New York Corp. (cus)                                  3,032,250
           72,761  Barclays Bank PLC (United Kingdom)                                  1,032,111
           71,700  Commonwealth Bank of Australia (Australia)                            617,409
           44,000  Commonwealth Bank of Australia (Installment Shares)(Australia)        238,106
           36,000  Development Bank of Singapore Ltd. (Singapore)                        422,475
           62,200  Fleet Financial Group, Inc.                                         2,596,850
          156,300  Guoco Group Ltd. (Hong Kong)                                          741,879
           73,814  HSBC Holdings PLC (Hong Kong)                                       1,274,466
           45,000  Malayan Banking BHD (Malaysia)                                        427,798
           62,100  Mitsubishi Bank Ltd. (Japan)                                        1,260,364
           56,000  United Overseas Bank Ltd. (Singapore)                                 537,696
          290,000  Westpac Banking Corp. (Australia)                                   1,422,711
                                                                                    ------------
                                                                                      19,388,982

Basic Industrial Products  (1.5%)
------------------------------------------------------------------------------------------------
              113  Asahi Diamond Industrial Co., Ltd. (Japan)                              1,308
           77,900  General Signal Corp.                                                3,125,738
          132,000  Mitsui Fudoscan Co. (Japan)                                         1,111,617
            2,300  Rieter Holding AG (Switzerland)                                       583,805
          400,000  Varitronix International Ltd. (Hong Kong)                             755,303
                                                                                    ------------
                                                                                       5,577,771

Broadcasting  (0.8%)
------------------------------------------------------------------------------------------------
           24,500  Clear Channel Communications, Inc. +                                2,018,188
           10,050  Infinity Broadcasting Corp. Class A +                                 275,119
           48,500  Mediaset SPA (Italy)+                                                 227,832
           21,700  Paxson Communications Corp. +                                         227,850
                                                                                    ------------
                                                                                       2,748,989

Building and Construction  (0.3%)
------------------------------------------------------------------------------------------------
              400  JGC Corp. (Japan)                                                       4,775
          112,000  Shimizu Corp. (Japan)                                               1,038,847
              770  Taihei Dengyo Corp. Ltd. (Japan)                                       11,031
                                                                                    ------------
                                                                                       1,054,653
Building Products  (1.0%)
------------------------------------------------------------------------------------------------
          181,748  CRH PLC (Ireland)                                                   1,793,262
           26,000  Sungei Way Holdings Berhad (Malaysia)                                 131,408
           29,500  Tarkett AG (Germany) +                                                598,161
           34,000  Tostem Corp. (Japan)                                                  967,949
                                                                                    ------------
                                                                                       3,490,780

Business Services  (3.9%)
------------------------------------------------------------------------------------------------
           50,400  Airgas, Inc. +                                                      1,134,000
           35,300  Alco Standard Corp.                                                 1,539,963
           58,150  Corporate Express, Inc. +                                           2,180,625
           78,000  Dai Nippon Printing Co., Ltd. (Japan)                               1,368,170
           34,216  Input/Output, Inc. +                                                1,210,391
           32,375  Interpublic Group Cos. Inc.                                         1,464,969
           22,000  Komori Corp. (Japan)                                                  486,913
           20,800  Metromedia International Group, Inc. +                                234,000
           30,722  Paychex, Inc.                                                       1,643,627
           42,836  Robert Half International, Inc. +                                   1,413,588
              600  Societe Generale de Surveillance Holdings S.A. (Switzerland)        1,400,632
                                                                                    ------------
                                                                                      14,076,878

Chemicals  (2.0%)
------------------------------------------------------------------------------------------------
            7,900  Akzo-Nobel N.V. (Netherlands)                                         917,465
           68,500  Bayer AG ADR (Germany)                                              2,445,108
            5,000  Dutch States Mines N.V. (Netherlands)                                 460,566
          101,000  KAO Corp. (Japan)                                                   1,196,529
          104,000  Sekisui Chemical Co., Ltd. (Japan)                                  1,127,009
            1,500  Solvay S.A. (Belgium)                                                 876,323
                                                                                    ------------

                                                                                       7,023,000
Combined Utilities  (0.6%)
------------------------------------------------------------------------------------------------
           38,000  Veba (Vereinigte Elektrizitaets Bergwerks) AG (Germany) +           1,991,026

Computers  (1.1%)
------------------------------------------------------------------------------------------------
           49,200  EMC Corp. +                                                           947,100
           25,000  IBM Corp.                                                           2,859,375
                                                                                    ------------
                                                                                       3,806,475

Computer Services  (1.1%)
------------------------------------------------------------------------------------------------
            5,600  Axime (France) +                                                      653,860
           25,050  First Data Corp.                                                    1,953,900
           45,592  Getronics Electric N.V. (Netherlands)                               1,108,920
           11,300  Sterling Commerce, Inc. +                                             350,300
                                                                                    ------------
                                                                                       4,066,980

Computer Software  (4.6%)
------------------------------------------------------------------------------------------------
           30,000  Baan Co., N.V. (Netherlands) +                                        956,250
           61,197  Computer Associates Intl., Inc.                                     3,212,843
           40,212  Electronic Arts, Inc. +                                             1,241,546
           22,600  Electronics for Imaging, Inc. +                                     1,429,450
          190,000  JBA Holdings PLC (United Kingdom)                                   1,452,826
           27,890  Microsoft Corp. +                                                   3,416,525
           18,622  Netscape Communications Corp. +                                       658,753
           55,750  Parametric Technology Corp. +                                       2,524,430
            8,500  SAP AG (Germany)                                                    1,413,799
            7,110  Rational Software Corp. +                                             378,608
                                                                                    ------------
                                                                                      16,685,030

Conglomerates  (1.8%)
------------------------------------------------------------------------------------------------
           44,100  General Motors Corp. Class H                                        2,464,088
           97,000  Hutchison Whampoa, Ltd. (Hong Kong)                                   587,118
          130,600  Ogden Corp.                                                         2,563,025
            3,600  Preussag AG (Germany)                                                 850,202
                                                                                    ------------
                                                                                       6,464,433

Consumer Products  (1.9%)
------------------------------------------------------------------------------------------------
           30,195  Gillette Co.                                                        1,924,931
           80,371  Lowe's Cos., Inc.                                                   2,903,402
           33,655  Newell Co.                                                          1,047,512
            7,305  Unilever N.V. (Netherlands)                                         1,048,912
                                                                                    ------------
                                                                                       6,924,757

Containers  (0.6%)
------------------------------------------------------------------------------------------------
           85,100  Ball Corp.                                                          2,010,488

Cosmetics  (0.5%)
------------------------------------------------------------------------------------------------
           73,203  Thermolase Corp. +                                                  1,683,669

Data Communications  (0.1%)
------------------------------------------------------------------------------------------------
            9,900  MFS Communications, Inc. +                                            419,513

Electric Utilities  (2.5%)
------------------------------------------------------------------------------------------------
           17,000  Calenergy, Inc. +                                                     514,250
           50,000  Chubu Electric Power, Inc. (Japan)                                  1,102,030
          120,000  Hong Kong Electric Holdings Ltd. (Hong Kong)                          358,510
           24,000  Kyushu Electric Power Inc. (Japan)                                    513,546
          130,700  Long Island Lighting Co.                                            2,254,575
          206,000  Northeast Utilities Co.                                             2,626,500
          318,606  Scottish Power PLC (United Kingdom)                                 1,523,871
                                                                                    ------------
                                                                                       8,893,282

Electronics and Electrical Equipment  (3.8%)
------------------------------------------------------------------------------------------------
              685  BBC Brown Boveri & Cie AG (Switzerland)                               843,138
           15,000  Futaba Corp. (Japan)                                                  624,024
          259,400  General Electric Co. PLC (United Kingdom)                           1,560,480
           20,600  Hirose Electric Co., Ltd. (Japan)                                   1,237,249
            7,000  Mabuchi Motor (Japan)                                                 383,139
           42,500  Murata Manufacturing Co. (Japan)                                    1,506,566
           58,000  Nippondenso Co., Ltd. (Japan)                                       1,193,131
           70,000  Omron Corp. (Japan)                                                 1,279,273
           30,500  Philips Electronics N.V. (Netherlands)                              1,030,132
           85,000  SAES Getters S.P.A. ADR (Italy) +                                   1,190,000
          105,000  Sharp Corp. (Japan)                                                 1,658,555
           31,126  Thermo Instrument Systems, Inc. +                                   1,206,133
                                                                                    ------------
                                                                                      13,711,820

Energy-Related  (2.0%)
------------------------------------------------------------------------------------------------
           26,480  IHC Caland N.V. (Netherlands)                                       1,434,798
          107,995  Thermo Electron Corp.                                               4,279,302
           10,254  VA Technolgies AG (Austria)                                         1,309,649
                                                                                    ------------
                                                                                       7,023,749

Finance  (5.1%)
------------------------------------------------------------------------------------------------
           22,000  ABN AMRO Holding N.V. (Netherlands)                                 1,201,325
           17,795  American Express Co.                                                  778,531
           45,600  Beneficial Corp.                                                    2,570,700
            4,500  Cetelem Group (France) +                                              939,016
           16,500  Credit Locale de France S.A. (France)                               1,357,047
           99,000  Daiwa Securities Co. Ltd. (Japan)                                   1,118,284
           34,786  Federal Home Loan Mortgage Corp.                                    3,074,213
           98,800  Federal National Mortgage Association                               3,062,800
            1,700  Household International, Inc.                                         134,725
           79,389  MBNA Corp.                                                          2,411,441
           99,675  Mercury Finance Co.                                                 1,158,722
           19,375  TCF Financial Corp.                                                   724,141
                                                                                    ------------
                                                                                      18,530,945

Financial Services  (0.9%)
------------------------------------------------------------------------------------------------
            5,124  Compagnie Bancaire S.A. (France)                                      506,316
           46,100  Franklin Resources, Inc.                                            2,742,950
                                                                                    ------------
                                                                                       3,249,266

Food and Beverages  (4.2%)
------------------------------------------------------------------------------------------------
          146,235  Archer Daniels Midland Co.                                          2,595,671
           17,500  Danisco A/S (Denmark)                                                 986,027
           65,800  Dole Food Co.                                                       2,722,475
          611,000  Goodman Fielder Ltd. ADR (Australia)                                  632,324
          218,000  Greencore Group PLC (Ireland) +                                     1,093,107
           93,000  Guinness PLC (United Kingdom)                                         694,430
            1,730  Nestle S.A. (Switzerland)                                           2,022,845
            6,300  Panamerican Beverages, Inc. Class A                                   266,175
           60,088  PepsiCo, Inc.                                                       1,727,530
          108,300  Whitman Corp.                                                       2,423,213
                                                                                    ------------
                                                                                      15,163,797

Forest Products  (0.1%)
------------------------------------------------------------------------------------------------
            9,100  Mayr-Melnhof Karton AG (Austria) +                                    426,685

Gas Pipelines  (0.3%)
------------------------------------------------------------------------------------------------
           26,966  Enron Corp.                                                         1,082,011

Health Care  (0.3%)
------------------------------------------------------------------------------------------------
            4,350  Cardinal Health, Inc.                                                 319,181
           30,000  Santen Pharmaceutical (Japan)                                         650,197
                                                                                    ------------
                                                                                         969,378

Health Care Information Systems  (0.5%)
------------------------------------------------------------------------------------------------
           34,900  HBO & Co.                                                           1,906,413

Health Care Services  (0.5%)
------------------------------------------------------------------------------------------------
           33,375  Healthsouth Rehabilitation Corp. +                                  1,080,516
           15,600  Lincare Holdings, Inc. +                                              582,075
                                                                                    ------------
                                                                                       1,662,591

Home Building  (0.5%)
------------------------------------------------------------------------------------------------
           22,033  Castle & Cooke, Inc. +                                                336,003
           81,125  Clayton Homes, Inc.                                                 1,632,641
                                                                                    ------------
                                                                                       1,968,644

Hospital Management  (0.4%)
------------------------------------------------------------------------------------------------
           40,974  Health Management Assoc., Inc. +                                      932,159
           33,679  Physician Reliance Network, Inc. +                                    479,926
                                                                                    ------------
                                                                                       1,412,085

Household Products  (0.6%)
------------------------------------------------------------------------------------------------
           46,325  Blyth Industries, Inc. +                                            2,130,950

Insurance  (3.3%)
------------------------------------------------------------------------------------------------
           20,427  Aegon N.V. (Netherlands)                                              996,139
           24,848  Amerin Corp. +                                                        565,292
           32,300  Internationale Nederlanden Groep (Netherlands)                      1,005,364
           93,600  Jardine Matheson Holdings Ltd. (Singapore)                            589,680
          140,000  Malaysian Assurance Alliance (Malaysia)                               769,354
           15,000  Mapfre Vida Seguros (Spain)                                           898,275
              385  Munich Re (Germany) +                                                 883,785
           47,000  Skandia Forsakrings AB (Sweden)                                     1,102,887
            1,330  Swiss Reinsurance Co. (Switzerland)                                 1,435,594
           98,000  Tokio Marine & Fire Insurance Co., Ltd. (The) (Japan)               1,115,989
          166,900  USF&G Corp.                                                         2,691,263
                                                                                    ------------
                                                                                      12,053,622

Leisure  (0.9%)
------------------------------------------------------------------------------------------------
           34,000  Adidas AG 144A ADS (Germany)                                        1,453,500
            6,500  Zodiac (France)                                                     1,657,627
                                                                                    ------------
                                                                                       3,111,127

Lodging  (0.7%)
------------------------------------------------------------------------------------------------
           40,245  HFS, Inc. +                                                         2,409,669

Machinery  (0.3%)
------------------------------------------------------------------------------------------------
           60,000  Daikin Industries Ltd. (Japan)                                        589,586
            6,050  Sandvik AB Class B (Sweden)                                           137,859
          100,869  Weir Group PLC (The) (United Kingdom)                                 377,775
                                                                                    ------------
                                                                                       1,105,220
Medical Management Services  (0.7%)
------------------------------------------------------------------------------------------------
           24,770  Pediatrix Medical Group, Inc. +                                     1,114,650
           39,937  Phycor, Inc. +                                                      1,307,937
                                                                                    ------------
                                                                                       2,422,587

Medical Supplies and Devices  (2.9%)
------------------------------------------------------------------------------------------------
           47,483  Johnson & Johnson                                                   2,338,538
           18,160  Medtronic, Inc.                                                       944,320
           16,750  Shared Medical Systems Corp.                                          914,969
           47,793  St. Jude Medical Inc. +                                             1,714,574
           35,400  Sola International, Inc. +                                          1,239,000
           75,683  Stryker Corp.                                                       1,849,503
           32,187  Thermo Cardiosystems, Inc. +                                        1,098,381
           10,700  Thermotrex Corp. +                                                    402,588
              880  Trex Medical Corp. +                                                   20,240
                                                                                    ------------
                                                                                      10,522,113

Metals and Mining  (2.0%)
------------------------------------------------------------------------------------------------
           85,000  Alumax, Inc. +                                                      2,805,000
           83,144  Freeport-McMoRan Copper & Gold Co., Inc. Class B                    2,442,355
              655  N.V. Bekaert S.A. (Belgium)                                           494,830
           11,200  SGL Carbon AG (Germany) +                                           1,364,858
                                                                                    ------------
                                                                                       7,107,043

Networking Equipment  (0.9%)
------------------------------------------------------------------------------------------------
           22,945  Cabletron Systems, Inc. +                                           1,399,645
           11,100  Cascade Communications Corp. +                                        756,188
           19,800  Cisco Systems, Inc. +                                               1,044,450
                                                                                    ------------
                                                                                       3,200,283

Office Equipment  (0.5%)
------------------------------------------------------------------------------------------------
           64,274  Viking Office Products, Inc. +                                      1,663,090

Oil and Gas  (2.6%)
------------------------------------------------------------------------------------------------
          101,900  Burmah Oil PLC (United Kingdom)                                     1,667,272
           89,000  Cosmo Oil Co., Ltd. (Japan)                                           514,923
          146,000  Far East Levingston Shipbuilding Ltd. (Singapore)                     700,924
          112,200  Occidental Petroleum Corp.                                          2,608,650
           30,000  Repsol S.A. (Spain)                                                   973,731
           11,000  Repsol S.A. ADS (Spain)                                               358,875
           15,600  Societe Nationale Elf Aquitaine (France)                            1,134,724
           19,000  Total S.A. Class B (France)                                         1,395,902
                                                                                    ------------
                                                                                       9,355,001

Paper  (0.8%)
------------------------------------------------------------------------------------------------
           72,400  Repola (Finland)                                                    1,652,621
           55,800  Svenska Cellulosa AB Class B (Sweden)                               1,183,078
                                                                                    ------------
                                                                                       2,835,699

Pharmaceuticals and Biotechnology  (3.9%)
------------------------------------------------------------------------------------------------
            1,000  Altana AG (Germany)                                                   755,735
           25,000  Astra B (Sweden)                                                    1,033,697
            1,600  Ciba-Geigy AG (Switzerland)                                         2,017,310
           21,100  Guidant Corp.                                                       1,073,363
           16,477  Pfizer, Inc.                                                        1,169,867
           62,100  Pharmacia & Upjohn, Inc.                                            2,608,200
           35,100  Pharmacia & Upjohn, Inc. (Sweden)                                   1,480,443
           50,000  Warner-Lambert Co.                                                  2,975,000
           52,000  Yamanouchi Pharmaceutical Co., Ltd. (Japan)                         1,069,703
                                                                                    ------------
                                                                                      14,183,318

Photography  (0.7%)
------------------------------------------------------------------------------------------------
           60,700  Polaroid Corp.                                                      2,572,163

Publishing  (1.0%)
------------------------------------------------------------------------------------------------
           16,350  Providence Journal Co. Class A +                                      316,781
           71,800  Times Mirror Co. Class A                                            3,114,325
                                                                                    ------------
                                                                                       3,431,106

Railroads  (0.6%)
------------------------------------------------------------------------------------------------
              236  East Japan Railway Co. (Japan)                                      1,101,001
           30,331  Wisconsin Central Transportation Corp. +                            1,069,168
                                                                                    ------------
                                                                                       2,170,169

Real Estate  (4.2%)
------------------------------------------------------------------------------------------------
          556,000  Amoy Properties Ltd. (Hong Kong)                                      647,181
          250,000  Cheung Kong Holdings Ltd. (Hong Kong)                               1,754,074
           81,900  Equity Residential Properties Trust (R)                             2,897,213
          257,000  Hong Kong Land Holdings Ltd. (Hong Kong)                              583,390
           65,600  Meditrust Corp. (R)                                                 2,246,800
          126,200  Nationwide Health Properties, Inc. (R)                              2,807,950
          115,328  Simon DeBartolo Group, Inc. (R)                                     2,868,784
          120,000  Sun Hung Kai Properties Ltd. (Hong Kong)                            1,171,754
                                                                                    ------------
                                                                                      14,977,146
Restaurants  (0.9%)
------------------------------------------------------------------------------------------------
           27,400  Lone Star Steakhouse & Saloon +                                       907,625
           73,250  Starbucks Corp. +                                                   2,398,938
                                                                                    ------------
                                                                                       3,306,563

Retail  (5.6%)
------------------------------------------------------------------------------------------------
           19,790  Boise Cascade Office Products +                                       415,590
           44,000  Cycle & Carriage Ltd. (Singapore)                                     422,475
           97,800  Dayton Hudson Corp.                                                 3,374,100
           49,805  Home Depot, Inc. (The)                                              2,645,891
           28,000  Ito-Yokado Co., Ltd. (Japan)                                        1,473,414
          251,000  K mart Corp.                                                        2,510,000
           61,000  Marui Co., Ltd. (Japan)                                             1,193,223
           85,100  Melville Corp.                                                      3,595,475
           52,300  Penney (J.C.) Co., Inc.                                             2,765,363
          125,200  Sears PLC (United Kingdom)                                            188,536
           40,500  Vendex International N.V. (Netherlands)                             1,419,085
                                                                                    ------------
                                                                                      20,003,152

Semiconductors  (3.1%)
------------------------------------------------------------------------------------------------
           50,925  Intel Corp.                                                         4,064,452
           38,632  Linear Technology Corp.                                             1,313,488
           53,350  Maxim Integrated Products Inc. +                                    1,637,178
           41,000  SGS-Thomson Microelectronics ADR (France) +                         1,675,875
           56,000  Texas Instruments, Inc.                                             2,618,000
                                                                                    ------------
                                                                                      11,308,993

Specialty Consumer Services  (--%)
------------------------------------------------------------------------------------------------
            4,300  Central Garden & Pet Co. +                                            105,888

Telecommunication  (0.3%)
------------------------------------------------------------------------------------------------
           55,024  NEXTEL Communications, Inc. Class A +                                 901,018

Telecommunication Equipment  (0.2%)
------------------------------------------------------------------------------------------------
           13,700  Adtran, Inc. +                                                        863,100

Telephone Services  (1.2%)
------------------------------------------------------------------------------------------------
              163  Nippon Telegraph and Telephone Corp. (Japan)                        1,154,128
           20,800  Royal PTT (United Kingdom)                                            728,814
          172,850  Securior Group PLC (United Kingdom)                                   728,278
          343,126  Vodafone Group PLC (United Kingdom)                                 1,293,107
           24,250  WorldCom, Inc. +                                                      509,250
                                                                                    ------------
                                                                                       4,413,577

Telephone Utilities  (1.2%)
------------------------------------------------------------------------------------------------
          180,000  Hong Kong Telecommunications Ltd. (Hong Kong)                         301,474
           22,100  Telebras Co. ADR (Brazil)                                           1,643,688
           86,000  US West, Inc.                                                       2,537,000
                                                                                    ------------
                                                                                       4,482,162

Textiles  (0.6%)
------------------------------------------------------------------------------------------------
           20,950  Designer Holdings Ltd. +                                              463,519
           44,000  Onward Kashiyama Co., Ltd. (Japan)                                    606,116
          166,000  Toray Industries Inc. (Japan)                                       1,032,069
                                                                                    ------------
                                                                                       2,101,704

Tire and Rubber  (0.6%)
------------------------------------------------------------------------------------------------
           77,000  Bridgestone Corp. (Japan)                                           1,258,701
           20,000  Michelin Corp. Class B (France)                                       933,297
                                                                                    ------------
                                                                                       2,191,998

Tobacco  (1.3%)
------------------------------------------------------------------------------------------------
          153,309  B A T Industries PLC (United Kingdom)                               1,029,923
          148,000  Dimon Inc.                                                          2,719,500
           25,000  Tabacalera S.A. Ser. A (Spain)                                      1,018,045
                                                                                    ------------
                                                                                       4,767,468

Transportation  (0.3%)
------------------------------------------------------------------------------------------------
           49,000  Kamigumi Co., Ltd. (Japan)                                            397,796
           50,500  Yamato Transport Co., Ltd. (Japan)                                    547,250
                                                                                    ------------
                                                                                         945,046

Water Utilities  (0.4%)
------------------------------------------------------------------------------------------------
           47,000  Kurita Water Industries Ltd. (Japan)                                  979,796
           44,829  North West Water Group PLC (United Kingdom)                           423,931
                                                                                    ------------
                                                                                       1,403,727

Wireless Communications  (0.1%)
------------------------------------------------------------------------------------------------
           25,750  Paging Network, Inc. +                                                453,844
            1,600  Western Wireless Corp. Class A +                                       28,000
                                                                                    ------------
                                                                                         481,844
                                                                                    ------------
Total Common Stocks  (cost $314,828,737)                                            $353,403,354

WARRANTS  (--%)+                                        EXPIRATION
NUMBER OF WARRANTS                                            DATE                         VALUE
------------------------------------------------------------------------------------------------

            2,300  Rieter Holdings (Switzerland)           2/28/97                       $ 2,010
            1,000  Southern Bank Berhad (Malaysia)         6/17/01                         1,565
                                                                                    ------------
                   Total Warrants (cost $--)                                             $ 3,575

SHORT-TERM INVESTMENTS  (1.9%) *(cost $6,984,040)
PRINCIPAL AMOUNT                                                                           VALUE
------------------------------------------------------------------------------------------------
       $6,982,000  Interest in $883,204,000 joint repurchase agreement dated
                   August 30, 1996 with  Goldman, Sachs & Co. due September 3, 1996 with respect to various U.S. Treasury obligations -- maturity
                   value of $6,986,081 for an effective yield of 5.26%              $  6,984,040
------------------------------------------------------------------------------------------------
                   Total Investments (cost $321,812,777)***                         $360,390,969
------------------------------------------------------------------------------------------------

*      Percentages indicated are based on net assets of $359,826,726.

*** The aggregate identified cost on a tax basis is $321,812,777, resulting in gross unrealized appreciation and depreciation of $46,545,970 and $7,967,778, respectively, or net unrealized appreciation of $38,578,192.

+      Non-income-producing security.

(CUS) Bankers Trust New York Corp. provides subcustodian services to the fund.

(R)    Real Estate Investment Trust.

       144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

       ADR or ADS after the name of a foreign holding stands for American Depository Receipts or American Depository
       Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.



Forward Currency Contracts to Sell at August 31, 1996
(Aggregate Face Value $49,304,405)

                       Market          Aggregate Face         Delivery          Unrealized
                        Value               Value               Date          Depreciation
------------------------------------------------------------------------------------------
British Pounds       $2,402,400           $2,336,488           11/12/96         $(65,912)
Deutschemarks         5,131,855            5,012,351           11/12/96         (119,504)
Dutch Guilders        5,447,975            5,350,706           11/12/96          (97,269)
French Francs         8,125,658            7,958,663           11/12/96         (166,995)
Japanese Yen         28,930,478           28,646,197             1/6/97         (284,281)
------------------------------------------------------------------------------------------
                                                                               $(733,961)

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1996 (Unaudited)
Assets
----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $321,812,777) (Note 1)                                     $360,390,969
----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                     320
----------------------------------------------------------------------------------------------------------------------------
Dividends and other receivables                                                                                      695,936
----------------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                             1,469,557
----------------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                                       795,821
----------------------------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                                                         2,844
----------------------------------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                                            58,335
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                     363,413,782

Liabilities
----------------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                                   1,485,629
----------------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                                            71,234
----------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                                         622,219
----------------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                           133,660
----------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                                            392
----------------------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                                           1,439
----------------------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                                               284,912
----------------------------------------------------------------------------------------------------------------------------
Payable for organization expense  (Note 1)                                                                            98,304
----------------------------------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                                          736,805
----------------------------------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                                         61,985
----------------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                                90,477
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                  3,587,056
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                      $359,826,726

Represented by
----------------------------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                                                 $297,503,868
----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                                       1,555,025
----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions (Note 1)                           22,920,931
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in foreign currencies                       37,846,902
----------------------------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                                       $359,826,726

Computation of net asset value and offering price
----------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share ($163,474,845 divided by 14,236,394 shares)                    $11.48
----------------------------------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.48)*                                                               $12.18
----------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share ($187,670,572 divided by 16,463,545 shares)**                    $11.40
----------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share ($8,681,309 divided by 757,874 shares)                         $11.45
----------------------------------------------------------------------------------------------------------------------------
Offering price per share (100/96.5 of $11.45)*                                                                        $11.87
----------------------------------------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Six months ended August 31, 1996 (Unaudited)

Investment Income:
-----------------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $147,958)                                                                         $3,470,055
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                              258,689
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                             3,728,744

Expenses:
-----------------------------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                                    1,193,540
-----------------------------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                                        461,514
-----------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                                       7,722
-----------------------------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                                        4,330
-----------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                                                 342,363
-----------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                                                 878,565
-----------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                                                  23,592
-----------------------------------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                                          9,796
-----------------------------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                                                23,518
-----------------------------------------------------------------------------------------------------------------------------
Registration fees                                                                                                      18,279
-----------------------------------------------------------------------------------------------------------------------------
Auditing                                                                                                               20,069
-----------------------------------------------------------------------------------------------------------------------------
Legal                                                                                                                   7,227
-----------------------------------------------------------------------------------------------------------------------------
Postage                                                                                                                40,296
-----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                   9,610
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                      3,040,421
-----------------------------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                                            (68,689)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                        2,971,732
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                 757,012
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                                                   13,778,415
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain on forward currency contracts and foreign currency translation (Note 1)                           1,685,789
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on forward currency contracts and foreign currency translation during the period         (992,954)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                                                       (3,575,885)
-----------------------------------------------------------------------------------------------------------------------------
Net gain on investments                                                                                            10,895,365
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                              $11,652,377
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of changes in net assets
                                                                                         Six months ended            Year ended
                                                                                                August 31           February 29
                                                                                                   1996*                  1996
-------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                           $757,012              $765,771
------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                            15,464,204            18,560,324
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                              (4,568,839)           40,491,651
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                          11,652,377            59,817,746
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------
   From net investment income
    Class A                                                                                           --              (986,988)
------------------------------------------------------------------------------------------------------------------------------
    Class B                                                                                           --              (601,270)
------------------------------------------------------------------------------------------------------------------------------
    Class M                                                                                           --               (14,412)
------------------------------------------------------------------------------------------------------------------------------
   From net realized gain on investments
------------------------------------------------------------------------------------------------------------------------------
    Class A                                                                                           --            (4,664,117)
------------------------------------------------------------------------------------------------------------------------------
    Class B                                                                                           --            (4,643,058)
------------------------------------------------------------------------------------------------------------------------------
    Class M                                                                                           --               (74,702)
------------------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                             51,081,307            79,148,512
------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                  62,733,684           127,981,711
------------------------------------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                          297,093,042           169,111,331
------------------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of
 $1,555,025 and $798,013, respectively)                                                     $359,826,726          $297,093,042
------------------------------------------------------------------------------------------------------------------------------
*Unaudited

The accompanying notes are an integral part of these financial statements.






Financial Highlights
(For a share outstanding throughout the period)
                                                                                         For the Period
                                                                                           July 3, 1995
                                                                       Six months         (commencement          Six months
                                                                            ended        of operations)               ended
                                                                        August 31        to February 29           August 31
                                                                  ---------------------------------------------------------
                                                                             1996+                 1996                1996+
                                                                  ---------------------------------------------------------
                                                                                                Class M
                                                                  ---------------------------------------------------------
Net asset value, beginning of period                                       $11.01                $9.76               $10.97
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .03                   -- (d)              .01
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                               .41                 1.72                  .42
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .44                 1.72                  .43
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                     --                 (.08)                  --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                 (.39)                  --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            --                 (.47)                  --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.45               $11.01               $11.40
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                           4.00(e)             17.95(e)              3.92(e)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $8,681               $3,901             $187,671
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (b)                               .91(e)              1.23(e)              1.03(e)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                      .18(e)               .00(e)               .09(e)
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover (%)                                                      34.18(e)             72.00                34.18(e)
---------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                          $0.0452                                   $0.0452
---------------------------------------------------------------------------------------------------------------------------




Financial highlights
(For a share outstanding throughout the period)
                                                                                         For the Period
                                                                                           July 1, 1994
                                                                                          (commencement           Six months
                                                                       Year ended        of operations)                ended
                                                                      February 29        to February 28            August 31
                                                             -----------------------------------------------------------------
                                                                             1996                  1995                 1996+
                                                             -----------------------------------------------------------------
                                                                                                                    Class B
                                                             -----------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.80                $8.50               $11.02
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .01                   -- (d)              .04
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                              2.60                  .32                  .42
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             2.61                  .32                  .46
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.05)                  --                   --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                        (.39)                  --                   --
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                 (.02)                  --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.44)                (.02)                  --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.97                $8.80               $11.48
------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                          30.05                 3.77(e)              4.17(e)
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $150,679              $75,998             $163,475
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (b)                              2.09                 1.45(e)               .78(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                      .05                  .05(e)               .38(e)
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover (%)                                                      72.00                46.52(e)             34.18(e)
------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                                                                    $0.0452
------------------------------------------------------------------------------------------------------------------------------


Financial highlights
(For a share outstanding throughout the period)
                                                                                         For the Period
                                                                                          July 1, 1994
                                                                                         (commencement
                                                                       Year ended        of operations)
                                                                      February 29        to February 28
                                                            --------------------------------------------
                                                                             1996                  1995
                                                            --------------------------------------------
                                                                                Class A
                                                            --------------------------------------------
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.83                $8.50
--------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------
Net investment income                                                         .06                  .03(d)
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                              2.60                  .32
--------------------------------------------------------------------------------------------------------
Total from investment operations                                             2.66                  .35
--------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------
From net investment income                                                   (.08)                  --
--------------------------------------------------------------------------------------------------------
From net realized gain on investments                                        (.39)                  --
--------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                 (.02)
--------------------------------------------------------------------------------------------------------
Total distributions                                                          (.47)                (.02)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.02                $8.83
--------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                          30.58                 4.13(e)
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $142,513              $93,144
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (b)                              1.56                 1.12(e)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                      .60                  .37(e)
--------------------------------------------------------------------------------------------------------
Portfolio Turnover (%)                                                      72.00                46.52(e)
--------------------------------------------------------------------------------------------------------
Average commission rate paid (c)
--------------------------------------------------------------------------------------------------------
+    Unaudited

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended February 29,
    1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Not annualized.





Notes to financial statements
August 31, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation primarily through a diversified portfolio consisting of domestic growth, domestic value and international stocks.

The fund offers class A, class B, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to Class A shares after approximately eight years, shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and an ongoing distribution fee that is lower than class B shares and higher than class A shares. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on its principal exchange, or, if no sales are reported--as in the case of some securities traded over the counter--the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.



C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

H) Distributions to shareholders   Distributions to shareholders
from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $98,304. These expenses are being amortized on projected net asset levels over a five-year period.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter, subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions. Prior to June 20, 1996, for amounts over $1.5 billion, the fee was 0.50%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees. Trustees of the fund receive an annual Trustees fee of $960 and an additional fee for each Trustees meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended August 31, 1996, fund expenses were reduced by $68,689 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.65%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended August 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $138,793 and $15,349 from the sale of class A and class M shares, respectively and $103,831 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended August 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended August 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $160,092,690 and $99,405,046, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                        Six months ended August 31
                                    1996
----------------------------------------------------
Class A                  Shares             Amount
----------------------------------------------------
Shares sold           2,842,260        $32,753,484
----------------------------------------------------
Shares
repurchased          (1,537,499)       (17,635,516)
----------------------------------------------------
Net increase          1,304,761        $15,117,968
----------------------------------------------------

                          Year ended February 29
                                    1996
----------------------------------------------------
Class A                  Shares             Amount
----------------------------------------------------
Shares sold           4,339,724        $43,452,672
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           527,586          5,444,673
----------------------------------------------------
                      4,867,310         48,897,345

Shares
repurchased          (2,485,011)       (24,993,405)
----------------------------------------------------
Net increase          2,382,299        $23,903,940
----------------------------------------------------

                        Six months ended August 31
                                    1996
----------------------------------------------------
Class B                  Shares             Amount
----------------------------------------------------
Shares sold           3,741,911        $42,855,143
----------------------------------------------------
Shares
repurchased          (1,014,287)       (11,559,957)
----------------------------------------------------
Net increase          2,727,624        $31,295,186
----------------------------------------------------

                          Year ended February 29
                                    1996
----------------------------------------------------
Class B                  Shares             Amount
----------------------------------------------------
Shares sold           6,296,911        $63,300,190
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           478,659          4,925,411
----------------------------------------------------
                      6,775,570         68,225,601

Shares
repurchased          (1,673,120)       (16,711,682)
----------------------------------------------------
Net increase          5,102,450        $51,513,919
----------------------------------------------------

                         Six months ended August 31
                                    1996
----------------------------------------------------
Class M                  Shares             Amount
----------------------------------------------------
Shares sold             427,253         $4,939,074
----------------------------------------------------
Shares
repurchased             (23,560)          (270,921)
----------------------------------------------------
Net increase            403,693         $4,668,153
----------------------------------------------------

                        For the period July 3, 1995
                              (commencement of
                                operations) to
                                  February 29,
                                     1996
----------------------------------------------------
Class M                  Shares             Amount
----------------------------------------------------
Shares sold             355,970         $3,752,562
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             8,554             88,276
----------------------------------------------------
                        364,524          3,840,838

Shares
repurchased             (10,343)          (110,185)
----------------------------------------------------
Net increase            354,181         $3,730,653
----------------------------------------------------



Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Thomas V. Reilly
Vice President

David L. King
Vice President and Lead Fund Manager

John K. Storkerson
Vice President and Fund Manager

Charles H. Swanberg
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Equity Trust Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------

27672-522/525/2AF    10/96